SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     of the Securities Exchange Act of 1934


                                 March 22, 2002
                     --------------------- ---------------
                Date of report (Date of Earliest Event Reported)




                     Friedman, Billings, Ramsey Group, Inc.
             (Exact name of Registrant as specified in Its Charter)




              VIRGINIA                   001-13731              54-1837743
--------------------------------   -----------------------  -------------------
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
          incorporation)                                    Identification No.)






             1001 Nineteenth Street North, Arlington, Virginia 22209
             -------------------------------------------------------
              (Address of principal executive offices and zip code)




                                 (703) 312-9500
               Registrant's telephone number, including area code

ITEM 4.  Changes to Registrant's Certifying Accountants.

     On March 22, 2002, Friedman, Billings, Ramsey Group, Inc. (the "Company") determined not to renew the engagement of its independent accountants, Arthur Andersen LLP ("Andersen") and appointed PriceWaterhouseCoopers ("PWC") as its new independent accountants, effective immediately. This determination followed the Company's decision to seek proposals from independent accountants to audit the Company's financial statements for the fiscal year ending December 31, 2002. The decision not to renew the engagement of Andersen and to retain PWC was approved by the Company's Board of Directors upon the recommendation of its Audit Committee. Andersen's report on the Company's 2001 financial statements has not yet been issued, but is expected to be issued in March 2002, in conjunction with the filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

     During the Company's two most recent fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through March 22, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Andersen's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

     None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's two most recent fiscal years and the subsequent interim period through March 22, 2002.

     The audit reports of Andersen on the consolidated financial statements of the Company and subsidiaries as of and for the fiscal years ended December 31, 2000 and 1999 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from Andersen is attached as Exhibit 16.1.

     During the Company's two most recent fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through March 22, 2002, the Company did not consult with PWC regarding any of the matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         Number            Exhibit

         16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     Friedman, Billings, Ramsey Group, Inc.


Date: March 28, 2002     By: /s/ Kurt R. Harrington
                             -----------------------
                               Kurt R. Harrington
                             Chief Financial Officer

                                LIST OF EXHIBITS

16.1    Letter of Arthur Andersen LLP regarding change in certifying accountant.

                                                                    EXHIBIT 16.1



March 28, 2002


Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Dear Sir/Madam:

We have read Item 4 included in the Form 8-K dated March 22, 2002 of Friedman, Billings, Ramsey Group, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,



/s/ Arthur Andersen LLP

cc: Mr. Kurt R. Harrington, Chief Financial Officer, Friedman, Billings, Ramsey Group, Inc.